Exhibit 10.17

[2024 AIP Summary Plan Description]

Annual Incentive Plan

Summary Plan Description

Updated February 2024

I. PURPOSE

Pactiv Evergreen Inc. (the “Company”) has established this Annual Incentive Plan (this “Plan”) to provide incentive compensation to individuals who make important contributions to the Company’s performance. Specific Plan objectives are to:

•
Reward individuals for enhancing business results by creating a strong linkage of pay for performance and achievement of Company business objectives;
•
Attract, motivate and retain highly talented and skilled individuals by providing competitive payout opportunities; and
•
Provide significant financial reward potential for achieving outstanding business results.

Employees who are eligible to participate in this Plan (“Participants”) may earn incentive opportunities if the business meets Company financial goals and the individual achieves or exceeds agreed-upon objectives, subject to the plan administration guidelines.

Participants will be informed of their incentive target expressed as a percent of their base salary. The individual and their manager will also agree upon objectives for that individual to achieve during the performance period.

II. PLAN DESCRIPTION

The Plan promotes a pay for performance model and provides the opportunity for eligible individuals to receive cash awards based on business and individual achievements. This document outlines the overall design and administration of the Plan. Should unexpected business changes occur, such as acquisitions or divestitures that cause variance in this plan, the Plan may be adjusted accordingly. Plan eligibility is subject to approval by the Chief Human Resources Officer (“CHRO”) or the Chief Executive Officer (“CEO”).

Annual financial metrics are established by senior management and approved by the Compensation Committee of the Board of Directors of the Company (the “Committee”).

III. PLAN ADMINISTRATION

This document outlines the overall design and administration of the Plan. Each calendar year, Participants are eligible for an award hereunder. Each period from January 1 through December 31 during which Participants are eligible for awards is referred to as a “Plan Year.” Pursuant to its Charter, the Committee reserves the right to make changes to this Plan and the performance metrics to the extent that it, in its sole discretion, considers it appropriate. The Company may terminate or amend any incentive compensation plan at any time with or without notice, and any exceptions to the Plan must be approved by the CHRO. The CEO and the CHRO shall have the authority to administer this Plan, subject to the general superintendence of the Committee pursuant to its Charter and the Committee’s approval of any awards payable hereunder to executive officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934.

Eligibility: Plan eligibility is based on the individual’s position, as set out below. In general, employees who work in a corporate function or contribute to the Company’s overall goals and objectives at the organizational level will be eligible under Plan rules. Participants must be regular, full-time employees, or part-time employees working at least 24 hours per week, and be actively employed through the date of the actual payment to be eligible.

Participation: The following roles are eligible for participation in the Plan:

•
All salaried exempt roles for Pactiv Evergreen Inc. or any of its subsidiaries;
•
Certain salaried non-exempt jobs identified by the Chief Human Resources Officer and which are not eligible for participation in a sales incentive plan (SIP), performance bonus plan (PBP), or any other variable pay plan, including individual site bonus or incentive plans, such as the Safety Excellence Program (SEP).

Award Amount: A Participant’s award amount is determined by multiplying the Participant’s covered compensation by a target incentive percentage specified in advance for each Participant, which is generally determined based on the Participant’s role. Please see below for further information on how this calculation is made, how award amounts may be prorated in the case of mid-year new hires or changes in role and how payments may be adjusted based on individual and company performance.

Covered Compensation: For salaried exempt employees, covered compensation is base salary paid during eligible time in job during the Plan Year. For salaried non-exempt employees, covered compensation is eligible earnings during eligible time in job during the Plan Year.

Executive Officer Targets: The Committee shall reevaluate the target Plan award amounts for executive officers of the Company within the meaning of the Securities Exchange Act of 1934, as amended, from time to time and in the course of such reevaluation may revise such officers’ target Plan award amounts.

New Hires/Rehires: Employees must be employed on or before the first Monday of October of the Plan Year to be eligible to participate in that year’s Plan. Employees who are hired after the beginning of the fourth quarter may be eligible for participation in the next year’s Annual Incentive Plan. Rehires will be treated the same as new hires regardless of the amount of time that lapsed between termination of employment and rehire.

Promotions/Demotions: The target award amount of employees who are promoted or demoted into a role with a different target incentive percentage during the Plan Year will be adjusted based on the effective date of the change in role, regardless of when the change occurred during the Plan Year. In short, for each role in which the Participant served during the Plan Year, the Participant’s covered compensation will be prorated for the Participan’'s time in the role during the Plan Year and multiplied by the Participant’s target incentive percentage that was in effect during the Plan Year, and rounded to the nearest dollar. Then, the amounts obtained for each role in which the Participant served during the year will be added together. If a Participant’s compensation rate or target incentive percentage is increased or decreased during the Plan Year without a change in role, the payments will be similarly prorated to reflect the proportion of the Plan Year during which the various compensation rates and target incentive percentages applied.

Salaried Exempt Example:

Dwight was employed as an Accountant before January 1. He was promoted to a Senior Accountant role effective June 16.

Job	Accountant	Senior Accountant
Dates in Job	January 1 - June 15	June 16 - December 31
Base Salary	$50,000	$60,000
Incentive Target %	5%	10%
Incentive Earned $	$2,500	$6,000
Time in Job %	45%	55%
Incentive Earned $	$1,125	$3,300

Total Incentive Earned	$4,425

Salaried Non-Exempt Example:

Manuela was employed as a Coordinator before January 1. She was promoted to a Senior Coordinator role effective June 16.

Job	Coordinator	Senior Coordinator
Dates in Job	January 1 - June 15	June 16 - December 31
Base Pay	$40,000	$45,000
Eligible Earnings	$17,600	$24,500
Incentive Target %	5%	5%
Incentive Earned $	$880	$1,225

Total Incentive Earned	$2,105

Promotions (Hourly to Salary): Employees who are promoted from an hourly position to a salaried position that is Plan eligible, will be treated as new hires/rehires. They must be promoted on or before the beginning of the fourth quarter of the Plan Year to be eligible to participate in that year’s Plan. Employees who are promoted after the beginning of the fourth quarter of the Plan Year are not eligible to participate in that year’s Plan, but they may be eligible to participate in the next year’s Annual Incentive Plan, if they remain in an eligible salaried position.

Demotions/Transfers (Salary to Hourly): Employees who are demoted or transfer from a salaried position that is Plan eligible to an hourly position that is not will receive a prorated bonus regardless of when they were demoted or transferred to the hourly position during the Plan Year. The employee’s prorated bonus will be based on covered compensation during the time they were Participants, taking into account the final results attainment level.

Transfers (SIP to AIP or vice versa): Employees who transfer between roles that are eligible for the different incentive plans during the year may qualify for a prorated bonus based on eligible plan design. Please reference the SIP document for the employee’s respective business unit.

Leaves of Absence: A Participant’s having taken an approved, job-protected Leave of Absence under the Family and Medical Leave Act of 1993 (an “Approved LOA”) during the Plan Year will not render the Participant ineligible to receive an award under the Plan. The Participant’s covered compensation for periods that he or she was not on the Approved LOA will be calculated as described above. For periods the Participant was on the Approved LOA, covered compensation will include only the amount of any short-term disability benefits actually paid to the Participant with respect to the first 12 weeks of such LOA. Participants on an Approved LOA at the time payments are made under this Plan will remain eligible to receive earned payments hereunder.

Retirement: A Participant whose employment ends due to a Qualifying Retirement on or after January 1 of the Plan Year but before the date that payments are made under the Plan and who was an active employee for at least 180 consecutive days during the Plan Year, is eligible to receive an amount based on the Participant’s covered compensation during the portion of the Plan Year during which the Participant was an active employee multiplied by his or her incentive target percentage. Any period in the Plan Year during which the Participant was not an actively serving employee, whether due to such retirement or otherwise, will not be counted towards the length of time in job for purposes of determining covered compensation. Any amounts payable under this paragraph will be paid at the same time as all other awards under the Plan.

For purposes of this section, a “Qualifying Retirement” is a retirement of which the Participant notified the Company at least three months before its effective date if, on the effective date of such retirement, such Participant fulfills at least one of the following criteria:

•
The Participant is at least age 55 with at least 10 years of service to the Company and/or its affiliates or their predecessors; or

•
The sum of the number of whole years in the Participant’s age plus the number of whole years of service that the Participant has provided to the Company and/or its affiliates or their predecessors equals at least 65, beginning at age 55.

Death or Total Disability: A Participant whose employment ends due to death or total disability on or after January 1 of the Plan Year but before the date that payments are made under the Plan, and who was an active employee for at least 180 consecutive days during the Plan Year, is eligible to receive (either personally or by payment to the Participant’s estate) an amount based on the Participant’s covered compensation multiplied by his or her incentive target during the portion of the Plan Year during which the Participant was an active employee. Any period in the Plan Year during which the employee was not actively serving (whether due to such death or total disability) will not be counted towards the length of time in job for purposes of determining covered compensation. Any amounts payable under this paragraph will be paid at the same time as all other awards under the Plan.

Reduction in Force: Participants whose employment ends on or after January 1 of the Plan Year but before awards are paid under the Plan in connection with an event or series of events that trigger the notice requirements of the WARN Act (29 U.S.C. § 2102(a)) may be considered for a partial incentive award at the Company’s sole discretion.

Voluntary and Involuntary Terminations: If a Participant’s employment terminates (voluntarily or involuntarily for any reason other than under those circumstances described in the above paragraphs) at any time before payments are made under the Plan, the Participant is not eligible for any payment under the Plan.

MULTIPLIERS

As noted above, a Participant’s target award amount may be further adjusted based on individual performance, as well as company performance.

Individual Performance: Actual award amounts factor in individual performance. The actual award for AIP eligible employees may be increased or decreased based on achieved individual performance measures. Managers have discretion to adjust an employee’s target award based on employee performance as documented by the performance management program. The individual multiplier, including any applicable caps, will be formulated by the Chief Human Resources Officer on an annual basis based on the incentive budget and employee performance ratings. It will be communicated during the yearly compensation planning process.

The total amount paid to all Participants under the Plan may not exceed the total of the available bonus pool (which is the sum of all Participants’ target award amounts, after applying the Company performance multiplier described below and assuming that all Participants receive a 100% individual performance multiplier). Therefore, if a manager exercises discretion to award an individual performance multiplier greater than 100%, some Participants will need to receive an individual performance multiplier of less than 100% to offset.

Company Performance: All Participants’ awards are subject to a Company performance multiplier, which will be applied after a Participant’s target award amount and individual performance multiplier have been determined. Therefore, the calculated payout for Participants may increase or decrease based on the Company’s performance against Company-wide financial metrics approved by the Committee and applied uniformly across all Participants. The Company performance multiplier can range from 0% to 200%.

For example:

Continuing with Dwight and Manuela as examples, we would apply the uniform company performance rating multiplier to calculate the final incentive payout.

Employee	Dwight	Manuela
Incentive Payout	$4,425	$2,105
Company Performance Rating Multiplier	95%	95%

Final Incentive Payout	$4,204	$2,000

The total incentive payment under the Plan, after applying individual and Company performance multipliers, may not exceed 200% of the Participant’s target award amount.

IV. TIMING OF PAYOUT AND TAXATION

The timing of the payment of awards under the Plan is in the discretion of the Company and subject to all necessary processes to determine eligibility and payment amounts and all necessary processes to administer the payments, but shall occur no later than March 15 of the year after the Plan Year. Payroll taxes will be withheld from the payout amounts as required by law. The Company cannot provide employees with tax advice and therefore employees should consult a tax advisor for all questions relating to taxation of their compensation.

V. GENERAL PROVISIONS

Compliance with Legal Requirements: The Plan and the granting of awards shall be subject to all applicable federal and state laws, rules and regulations.

Non-transferability: A person's rights and interests under the Plan, including any award previously made to such person or any amounts payable under the Plan may not be assigned, pledged or transferred.

No Right to Employment: Nothing in the Plan or in any notice of award shall confer upon any person the right to continue in the employment of the Company or any affiliate or affect the right of the Company or any Affiliate to terminate the employment of any eligible employee.

No Right to Award: Unless otherwise expressly set forth in an employment agreement signed by the Company and the Participant, a Participant shall not have any right to any award under the Plan until such award has been paid to such Participant and participation in the Plan in a Plan Year does not connote any right to become a Participant in the Plan in any future Plan Year.

Unfunded Status: All payments to be made under the Plan shall be paid from the general funds of the Company and no special or separate fund is established and no segregation of assets will be made to assure payment of award amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Section 409A of the Code It is intended that payments under the Plan qualify as short-term deferrals exempt from the requirements of Section 409A of the Code. In the event that any Award does not qualify for treatment as an exempt short-term deferral, it is intended that such amount will be paid in a manner that satisfies the requirements of Section 409A of the Code. The Plan shall be interpreted and construed accordingly.

Section Headings: The headings of the Plan have been inserted for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such headings, shall control.

Clawback: All awards are subject to the Company's clawback policy as in effect from time to time and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed to the Participant.

[2023 AIP Summary Plan Description]

Annual Incentive Plan

Summary Plan Description

I. PURPOSE

Pactiv Evergreen Inc. (the “Company”) has established this Annual Incentive Plan (this “Plan”) to provide incentive compensation to individuals who make important contributions to the Company’s performance. Specific Plan objectives are to:

•
Reward individuals for enhancing business results by creating a strong linkage of pay for performance and achievement of Company business objectives;
•
Attract, motivate and retain highly talented and skilled individuals by providing competitive payout opportunities; and
•
Provide significant financial reward potential for achieving outstanding business results.

Employees who are eligible to participate in this Plan (“Participants”) may earn incentive opportunities if the business meets Company financial goals and the individual achieves or exceeds agreed-upon objectives, subject to the plan administration guidelines.

Participants will be informed of their incentive target expressed as a percent of their base salary. The individual and their manager will also agree upon objectives for that individual to achieve during the performance period.

II. PLAN DESCRIPTION

The Plan promotes a pay for performance model and provides the opportunity for eligible individuals to receive cash awards based on business and individual achievements. This document outlines the overall design and administration of the Plan. Should unexpected business changes occur, such as acquisitions or divestitures that cause variance in this plan, the Plan may be adjusted accordingly. Plan eligibility is subject to approval by the Chief Human Resources Officer (“CHRO”) or the Chief Executive Officer (“CEO”).

Annual financial metrics have been established by senior management and approved by the Compensation Committee of the Board of Directors of the Company (the “Committee”).

III. PLAN ADMINISTRATION

This document outlines the overall design and administration of the Plan. Each calendar year, Participants are eligible for an award hereunder. Each period from January 1 through December 31 during which Participants are eligible for awards is referred to as a “Plan Year.” Pursuant to its Charter, the Committee reserves the right to make changes to this Plan and the performance metrics to the extent that it, in its sole discretion, considers it appropriate. The Company may terminate or amend any incentive compensation plan at any time with or without notice, and any exceptions to the Plan must be approved by the CHRO. The CEO and the CHRO shall have the authority to administer this Plan, subject to the general superintendence of the Committee pursuant to its Charter and the Committee’s approval of any awards payable hereunder to executive officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934.

Eligibility: Plan eligibility is based on the individual’s position, as set out below. In general, employees who work in a corporate function or contribute to the Company’s overall goals and objectives at the organizational level will be eligible under Plan rules. Participants must be regular, full-time employees, or part-time employees working at least 24 hours per week, and be actively employed through the date of the actual payment to be eligible.

Participation: The following roles are eligible for participation in the Plan:

•
All salaried exempt roles for Pactiv Evergreen Inc. or any of its subsidiaries;
•
Certain salaried non-exempt jobs identified by the Chief Human Resources Officer and which are not eligible for participation in a sales incentive plan (SIP), performance bonus plan (PBP), or any other variable pay plan, including individual site bonus or incentive plans, such as the Safety Excellence Program (SEP).

Award Amount: A Participant’s award amount is determined by multiplying the Participant’s base salary by a target incentive percentage specified in advance for each Participant, which is generally determined based on the Participant’s role. Please see below for further information on how this calculation is made, how award amounts may be prorated in the case of mid-year new hires or changes in role and how payments may be adjusted based on individual and company performance.

Executive Officer Targets: The Committee shall reevaluate the target Plan award amounts for executive officers of the Company within the meaning of the Securities Exchange Act of 1934, as amended, from time to time and in the course of such reevaluation may revise such officers’ target Plan award amounts.

New Hires/Rehires: Employees must be employed on or before the first Monday of October of the Plan Year to be eligible to participate in that year’s Plan. Employees who are hired after the beginning of the fourth quarter may be eligible for participation in the next year’s Annual Incentive Plan. Rehires will be treated the same as new hires regardless of the amount of time that lapsed between termination of employment and rehire.

Promotions/Demotions: The target award amount of employees who are promoted or demoted into a role with a different target incentive percentage during the Plan Year will be adjusted based on the effective date of the change in role, regardless of when the change occurred during the Plan Year. In short, for each role in which the Participant served during the Plan Year, the Participant’s eligible earnings at the end of the employee’s service in that role during the Plan Year will be multiplied by the Participant’s target incentive percentage at the end of the Participant’s service in that role during the Plan Year and rounded to the nearest dollar. For purposes of this Plan, a Participant’s “eligible earnings” is the amount of his or her annual base salary actually paid during the relevant period, as shown by the Company’s payroll records. Then, the amounts obtained for each role in which the Participant served during the year will be added together.

For example:

Alexis was employed as an Accountant before January 1. She was promoted to a Senior Accountant role effective June 16.

Job	Accountant	Senior Accountant
Dates in Job	January 1 - June 15	June 16 - December 31
Base Pay	$50,000	$60,000
Eligible Earnings	$22,917	$32,500
Incentive Target %	5%	10%
Incentive Earned $	$1,146	$3,250

Total Incentive Earned	$4,396

Promotions (Hourly to Salary): Employees who are promoted from an hourly position to a salaried position that is Plan eligible, will be treated as new hires/rehires. They must be promoted on or before the beginning of the fourth quarter of the Plan Year to be eligible to participate in that year’s Plan. Employees who are promoted after the beginning of the fourth quarter of the Plan Year and not eligible to participate in that year’s Plan but they may be eligible to participate in the next year’s Annual Incentive Plan, if they remain in an eligible salaried position.

Demotions/Transfers (Salary to Hourly): Employees who are demoted or transfer from a salaried position that is Plan eligible to an hourly position will receive a prorated bonus regardless of when they were demoted or transferred to the hourly position during the Plan Year. The employee’s prorated bonus will be based on eligible earnings during the time they were AIP participants, taking into account the final results attainment level.

Transfers (SIP to AIP or vice versa): Employees who transfer between roles that are eligible for the different incentive plans during the year may qualify for a prorated bonus based on eligible plan design. Please reference the SIP document for the employee’s respective business unit.

Leaves of Absence: If a Participant is on a Leave of Absence (“LOA”) during the Plan Year, the Participant will be eligible to receive an award under the Plan. The Participant’s eligible earnings will be multiplied by the Participant’s target incentive percentage and rounded to the nearest dollar. For purposes of LOAs under this Plan, a Participant’s “eligible earnings” are the amount of the Participant’s annual base salary that was actually paid during the relevant period, as shown by the Company’s payroll records, and the amount of any Short Term Disability (“STD”) benefits that were actually paid during the relevant period.

Retirement: A Participant whose employment ends due to a Qualifying Retirement on or after January 1 of the Plan Year but before the date that payments are made under the Plan and who was an active employee for at least 180 consecutive days during the Plan Year, is eligible to receive an amount based on the Participant’s eligible earnings. Any amounts received by the Participant during any period in the Plan Year during which the Participant was not an actively serving employee, whether due to such retirement or otherwise, will not be treated as eligible earnings. Any amounts payable under this paragraph will be paid at the same time as all other awards under the Plan.

For purposes of this section, a “Qualifying Retirement” is a retirement of which the Participant notified the Company at least three months before its effective date if, on the effective date of such retirement, such Participant fulfills at least one of the following criteria:

•
The Participant is at least age 55 with at least 10 years of service to the Company and/or its affiliates or their predecessors; or

•
The sum of the number of whole years in the Participant’s age plus the number of whole years of service that the Participant has provided to the Company and/or its affiliates or their predecessors equals at least 65, beginning at age 55.

Death or Total Disability: A Participant whose employment ends due to death or total disability on or after January 1 of the Plan Year but before the date that payments are made under the Plan, and who was an active employee for at least 180 consecutive days during the Plan Year, is eligible to receive (either personally or by payment to the Participant’s estate) an amount based on the Participant’s eligible earnings during the portion of the Plan Year during which the Participant was an active employee. Any amounts received during any period in the Plan Year during which the employee was not actively serving (whether due to such death or total disability) will not be treated as eligible earnings. Any amounts payable under this paragraph will be paid at the same time as all other awards under the Plan.

Reduction in Force: Participants whose employment ends on or after January 1 of the Plan Year but before awards are paid under the Plan in connection with an event or series of events that trigger the notice requirements of the WARN Act (29 U.S.C. § 2102(a)) may be considered for a partial incentive award at the Company’s sole discretion.

Voluntary and Involuntary Terminations: If a Participant’s employment terminates (voluntarily or involuntarily for any reason other than under those circumstances described in the above paragraphs) at any time before payments are made under the Plan, the Participant is not eligible for any payment under the Plan.

MULTIPLIERS

As noted above, a Participant’s target award amount may be further adjusted based on individual performance, as well as company performance.

Individual Performance: Actual award amounts factor in individual performance. The actual award for AIP eligible employees may be increased or decreased based on achieved individual performance measures. Managers have discretion to adjust an employee’s target award based on employee performance as documented by the performance management program. The following matrix will be used as a guideline to recognize individual performance:

•
Exceeded Expectations – Employees may qualify for a multiplier of 110% to 150%
•
Achieved Expectations – Employees may qualify for a multiplier of 80% to 110%
•
Partially Met Expectations – Employees may qualify for a 50% to 80% multiplier
•
Missed Expectations – Employees may qualify for a multiplier of 0% to 50%

The individual performance multiplier may not exceed 150% without CEO approval and may not in any case exceed 200%.

For example:

Using Alexis and Manuel as examples, we would apply the discretionary performance rating multiplier to calculate the incentive payout.

Employee	Alexis	Manuel
Total Incentive Earned	$4,396	$4,996

Performance Rating	Exceeded Expectations	Achieved Expectations
Individual Performance Rating Multiplier	125%	100%

Incentive Payout	$5,495	$4,996

Thus the Participant’s target award amount will be subject to an individual performance multiplier in a range of between 0% and 200%, with CEO approval required for a multiplier greater than 150%. The total amount paid to all Participants under the Plan may not exceed the total of the available bonus pool (which is the sum of all Participants’ target award amounts, after applying the company performance multiplier described below and assuming that all Participants receive a 100% individual performance multiplier). Therefore, if a manager exercises discretion to award an individual performance multiplier greater than 100%, some Participants will need to receive an individual performance multiplier of less than 100% to offset.

Company Performance: All Participants’ awards are subject to a Company performance multiplier, which will be applied after a Participant’s target award amount and individual performance multiplier have been determined. Therefore, the calculated payout for Participants may increase or decrease based on the Company’s performance against Company-wide financial metrics approved by the Committee and applied uniformly across all Participants. The Company performance multiplier can range from 0% to 200%.

For example:

Continuing with Alexis and Manuel as examples, we would apply the uniform company performance rating multiplier to calculate the final incentive payout.

Employee	Alexis	Manuel
Incentive Payout	$5,495	$4,996
Company Performance Rating Multiplier	95%	95%

Final Incentive Payout	$5,220	$4,746

IV. TIMING OF PAYOUT AND TAXATION

The timing of the payment of awards under the Plan is in the discretion of the Company and subject to all necessary processes to determine eligibility and payment amounts and all necessary processes to administer the payments, but shall occur no later than March 15 of the year after the Plan Year. Payroll taxes will be withheld from the payout amounts as required by law. The Company cannot provide employees with tax advice and therefore employees should consult a tax advisor for all questions relating to taxation of their compensation.

V. GENERAL PROVISIONS

Compliance with Legal Requirements: The Plan and the granting of awards shall be subject to all applicable federal and state laws, rules and regulations.

Non-transferability: A person's rights and interests under the Plan, including any award previously made to such person or any amounts payable under the Plan may not be assigned, pledged or transferred.

No Right to Employment: Nothing in the Plan or in any notice of award shall confer upon any person the right to continue in the employment of the Company or any affiliate or affect the right of the Company or any Affiliate to terminate the employment of any eligible employee.

No Right to Award: Unless otherwise expressly set forth in an employment agreement signed by the Company and the Participant, a Participant shall not have any right to any award under the Plan until such award has been paid to such Participant and participation in the Plan in a Plan Year does not connote any right to become a Participant in the Plan in any future Plan Year.

Unfunded Status: All payments to be made under the Plan shall be paid from the general funds of the Company and no special or separate fund is established and no segregation of assets will be made to assure payment of award amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Section 409A of the Code It is intended that payments under the Plan qualify as short-term deferrals exempt from the requirements of Section 409A of the Code. In the event that any Award does not qualify for treatment as an exempt short-term deferral, it is intended that such amount will be paid in a manner that satisfies the requirements of Section 409A of the Code. The Plan shall be interpreted and construed accordingly.

Section Headings: The headings of the Plan have been inserted for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such headings, shall control.

Clawback: All awards are subject to the Company's clawback policy as in effect from time to time and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed to the Participant.